Exhibit 10.9

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange

Commission.

SECOND AMENDMENT

TO HARRIS/HSC LICENSE AGREEMENT

This Second Amendment to Harris/HSC License Agreement between Restoration Robotics, Inc., James A. Harris, M.D. and HSC Development LLC (the “Second Amendment to License Agreement”) is made effective as of February 23, 2015.

RECITALS

Restoration Robotics, Inc. (the “Restoration”), James A. Harris, M.D. (“Harris”) and HSC Development LLC (“HSC”) have entered into a License Agreement dated as of July 25, 2006 and subsequently amended on January 5, 2009 (collectively the “License Agreement”);

The Restoration, HSC and Harris each desire to modify the License Agreement to accurately reflect their current business arrangement.

AMENDMENT

NOW, THEREFORE, in consideration of the mutual promises contained herein and for other consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Modification of License Agreement. Restoration, HSC and Harris each agree to modify the License Agreement as follows:

Section 4.1 Restoration’s Right of Patent Enforcement in Field of Use.

Section 4.1 is hereby deleted and replaced with the following:

“Section 4.1 Restoration’s Right of Patent Enforcement.

(a) [***], Restoration and its Affiliates (collectively “Restoration” for the remainder of this Section 4.0) shall have the right but not the obligation to bring suit against third parties who infringe a Licensed Patent [***] in its own name and on its own behalf. In addition, for any Licensed Patent resulting from a patent or patent application that [***] (including but not limited to [***]), Restoration shall have the right but not the obligation to bring suit against third parties who infringe such Licensed Patent [***] in its own name and on its own behalf.

(b) Harris and HSC shall have the first right, but not the obligation, to enforce the Licensed Patents against any third party infringing [***]. Upon learning of such infringement of any Licensed Patent by third parties [***], Harris and/or HSC shall inform Restoration in writing of that fact, and within [***] ([***]) days after learning of such possible infringement shall notify Restoration of its decision whether to pursue any infringement suit against such third party. In the event that Harris and/or HSC fails or decides not to enforce such Licensed Patent within the above-mentioned [***] ([***]) days, Restoration shall have the right, but not the obligation to bring suit against third parties who infringe such Licensed Patent [***] in its own name and on its own behalf.

(c) Before communicating to any third party about the possible infringement of a Licensed Patent including serving a complaint filed in any court on such third party alleging infringement of a Licensed Patent per subsections (a) and (b) above, Restoration must first notify HSC and/or Harris, as applicable, in writing. Harris and/or HSC shall supply Restoration with any evidence (e.g., data, records, samples or the like) available in its possession and control pertaining to the third party infringement, including both enforcement and potential defense of such Licensed Patent. If so requested, Restoration, HSC and/or Harris agree to enter into a Joint Defense and Prosecution Agreement, the same or substantially similar to that provided in Exhibit B, for the purpose of allowing the respective parties to share confidential and attorney-client privileged information regarding the possible infringement of one or more Licensed Patents by third parties.

Section 4.4 Settlement.

Section 4.4 is hereby deleted and replaced with the following:

“Section 4.4 Settlement. Restoration agrees to not settle any suit or other enforcement, defense or maintenance action brought by Restoration against a third party pursuant to Section 4.1 without the prior written consent of HSC and/or Harris, as applicable, [***]. However, for settlement of those Licensed Patents resulting from a patent or patent application that HSC and/or Harris decides not to continue patent prosecution, appeal or maintenance per Section 6.0 below and for which Restoration decides at its option and sole discretion to continue prosecution, appeal or maintenance (as stated in Section 4.1(a) above), Restoration is not required to obtain any prior written consent of HSC and/or Harris. HSC and Harris each agrees to not enter into any agreement or make any binding statement [***] that [***] impact on the scope, validity, or enforceability of a Licensed Patent, without the prior written consent of Restoration, [***].

2. No Further Amendments. Except as expressly set forth in this Second Amendment to License Agreement, the License Agreement shall remain unmodified and in full force and effect (including any Exhibits thereto). In the event of any conflict, ambiguity or inconsistency between the terms and provisions of this Second Amendment to License Agreement and the terms and provisions of the License Agreement, the terms and provisions of this Second Amendment to License Agreement shall govern and control.

3. Counterparts. This Second Amendment to License Agreement may be executed in any number of counterparts, each of which shall be considered an original and all of which shall constitute one and the same instrument.

4. Advice of Counsel. EACH PARTY ACKNOWLEDGES THAT, IN ENTERING INTO AND EXECUTING THIS SECOND AMENDMENT TO LICENSE AGREEMENT, SUCH PARTY HAS HAD THE OPPORTUNITY TO SEEK THE ADVICE OF INDEPENDENT LEGAL COUNSEL, AND HAS READ AND UNDERSTOOD ALL OF THE TERMS AND PROVISIONS OF THIS SECOND AMENDMENT TO LICENSE AGREEMENT. THIS SECOND AMENDMENT TO LICENSE AGREEMENT SHALL NOT BE CONSTRUED AGAINST ANY PARTY BY REASON OF THE DRAFTING OR PREPARATION HEREOF.

IN WITNESS WHEREOF, authorized representatives of the parties have executed this Second Amendment to License Agreement as of the date first above written.

RESTORATION ROBOTICS, INC.		JAMES A. HARRIS, M.D.

By:	/s/ Jim McCollum	By:	/s/ James Harris, MD
Name: Jim McCollum		Name:	James Harris, M.D.
Title: President and CEO

HSC DEVELOPMENT LLC

By:	/s/ James Harris, M.D.
Name: James Harris, M.D.
Title: President